Exhibit 99.2

Investor Slide Presentation May 7, 2015 1 Public

Cautionary Statement Regarding Forward-Looking Statements and Projections The statements contained in this presentation, as well as the information contained in the notes to our combined financial statements, include certain forward-looking statements that are based largely on our current expectations and reflect various estimates and assumptions by us. These “Risk Factors” are included in the most recent Tribune Publishing Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties, which in some instances are beyond our control, include: accuracy of financial information provided to us by acquisition targets; competition and other economic conditions including fragmentation of the media landscape and competition from other media alternatives; changes in advertising demand, circulation levels and audience shares; our ability to develop and grow our online businesses; our reliance on revenue from printing and distributing third-party publications; changes in newsprint prices; macroeconomic trends and conditions; our reliance on third party vendors for various services; our ability to adapt to technological changes; adverse results from litigation, governmental investigations or tax-related proceedings or audits; our ability to realize benefits or synergies from acquisitions or divestitures or to operate our businesses effectively following acquisitions or divestitures; our ability to attract and retain employees; our ability to satisfy pension and other postretirement employee benefit obligations; changes in accounting standards; the effect of labor strikes, lock-outs and labor negotiations; regulatory and judicial rulings; our indebtedness and ability to comply with covenants applicable to our anticipated debt financing; our adoption of fresh-start reporting which has caused our combined financial statements for periods subsequent to December 31, 2012 to not be comparable to prior periods; our ability to satisfy future capital and liquidity requirements; and our ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms. The words “believe,” “expect,” “anticipate,” “estimate,” “could,” “should,” “intend,” “may,” “plan,” “seek” and similar expressions generally identify forward- looking statements. Whether or not any such forward-looking statements are in fact achieved will depend on future events, some of which are beyond our control. Readers are cautioned not to place undue reliance on such forward-looking statements, which are being made as of the date of this information statement. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Disclaimer 2 Public

Adjusted EBITDA Adjusted EBITDA is not a recognized term under GAAP. Adjusted EBITDA is defined as earnings before income taxes, interest income, interest expense, pension expense, equity income and losses, depreciation and amortization, stock-based compensation, certain special items (including severance), non-operating items and reorganization items. Pro Forma Adjusted EBITDA The Spin-off of Tribune Publishing from Tribune Company resulted in several changes to the economics of Tribune Publishing. Pro Forma Adjusted EBITDA gives effect to these changes. The changes included: (i) Tribune Publishing paying rent to Tribune Company, (ii) changes to the economics of revenue Tribune Publishing garners from its relationship with Classified Ventures and CareerBuilder and (iii) incremental corporate expense as a result of being a stand-alone company. Pro Forma Adjusted EBITDA will also be referred to as “PF Adj. EBITDA” throughout the presentation. Use of Non-GAAP Financial Measures This presentation includes references to Adjusted EBITDA and Pro Forma Adjusted EBITDA. These are not measures presented in accordance with generally accepted accounting principles in the United States (US GAAP) and Tribune Publishing’s use of the term Adjusted EBITDA and Pro Forma Adjusted EBITDA may vary from that of others in the Company’s industry. Adjusted EBITDA and Pro Forma Adjusted EBITDA should not be considered as an alternative to net income (loss), income from operations, revenues or any other performance measures derived in accordance with US GAAP as measures of operating performance or liquidity. Further information regarding Tribune Publishing’s presentation of these measures, including a reconciliation of Adjusted EBITDA and Pro Forma Adjusted EBITDA to the most directly comparable US GAAP financial measure, is included in the Company’s Current Report on Form 8-K filed with the SEC on March 4, 2015. Disclaimer 3 Public

San Diego: Print & Digital Multi-Cultural San Diego Lifestyle Guides Serves the Spanish speaking community in San Diego - Tijuana Targets young Hispanic women: Ent,, Telenovelas, Music, Dining, Celebrities 9 Weekly community newspaper & Sites La Jolla Light Rancho Santa Fe Review Encinitas Advocate Del Mar Times Carmel Valley News Solana Beach Sun Ramona Sentinel Poway News Chieftain Rancho Bernardo News Journal Print: Sunday circulation 228K Online: Primary site for SDUT at utsandiego.com Spanish language newspaper San Diego Union Tribune - Overview 4 Public

History of San Diego Union Tribune 5 1800s 1900s 2000s 2012 + 1868 The San Diego Union was founded in San Diego as a morning paper 1895 Rival paper, The Evening Tribune is founded and serves San Diego as an evening paper 1928 Copley family buys The San Diego Union and The Evening Tribune from its original family owners, the Spreckels 1992 The San Diego Union and The Evening Tribune consolidate into a single daily morning paper 1995 Introduction of SignOnSanDiego.com 1998 Introduction of Enlace, one of San Diego’s largest Hispanic publications 2009 The San Diego Union-Tribune is acquired by Platinum Equity and new management brought on 2010 Launches Daily deal website 2011 Acquisition of Discover SD 2011 MLIM purchased the San Diego Union Tribune from Platinum Equity 2012 The newspaper and SignOnSanDiego.com website unified under U-T San Diego 2012 Name changed from The San Diego Union Tribune to U-T San Diego 2012 Hyper-local publishing group, Mainstreet Media acquired by U-T San Diego Public

San Diego - Market Profile 6 3,220,857 POPULATION 1,130,447 HOUSEHOLDS 35 YEARS MEDIAN AGE $60,000 MEDIAN INCOME $964 MILLION LOCAL MEDIA SPEND $38.9 BILLION TOTAL RETAIL SPEND $320 MILLION DIGITAL MEDIA SPEND 8th largest US city Median income ranks in the top five amongst major US cities Highly educated, with 34% of residents holding a Bachelor’s Degree or higher Ranks in top twenty among US cities in terms of residents’ education Public

Tribune Publishing - SDUT Acquisition 7 1 – Estimated Future Pension Funding of $29 million is the total estimated after-tax contributions to the SDUT single employer pension plan from 2015 to 2021 assuming a 40% tax rate. The pre-tax pension contributions totaling $49 million is an estimate of future contributions required to fully fund the obligation. The estimate was prepared by a third party actuary and was based on assumptions including discount rate, asset returns, and mortality rates. 2 - SDUT Pro forma Adjusted EBITDA totaling $36 million includes expected full year synergies plus estimated acquired SDUT Pro forma adjusted EBITDA for 2015. Cost to achieve synergies is estimated at $7 million in 2015. Public Effective Purchase Price - Buyer Multiple $ in Millions Cash Consideration to Seller $73 TPUB Common Stock to Seller 12 Sub-Total - Purchase Price $85 Estimated Future Pension Funding 1 29 Effective Purchase Price $114 SDUT Pro forma Adjusted EBITDA 2 $36 Effective Purchase Price - Buyer Multiple 3.2

Transaction Financials and Sources and Uses **Public**

Sources based on $50mm TLB

($mm)

Sources	Amount	% of Total
Senior Secured Term Loan	$50	56.2%
TPUB Common Stock to Seller	12	13.5%
Cash / Senior ABL Facility	27	30.3%
Total Sources	**$89**	**100.0%**

Uses

($mm)

Uses	Amount	% of Total
Purchase SDUT	$85	95.5%
Fees and Expenses	4	4.5%
Total Uses	**$89**	**100.0%**

Pro Forma Capitalization

($mm)

	Rate	Maturity Date	Actual 12/31/2014	Adj.	Pro Forma 12/31/2014
Cash			$37	($27)	$10
Funded Debt					
Senior ABL Facility ($140mm)	L+ 150bps	Aug 2019	$0	--	$0
Senior Secured Term Loan	TBD	Aug 2021	346	50	396
Total Funded Debt			**$346**		**$396**
Net Funded Debt			**$309**		**$386**
SDUT Underfunded Pension Obligation [1]			--	111	111
Net Funded Debt plus Underfunded Pension Obligation			**$309**		**$497**
Pro Forma Adjusted EBITDA			**$160** [2]	**$36** [3]	**$196** [3]
Leverage-Net Funded Debt/Pro Forma Adj. EBITDA			**1.9**		**2.0**
Leverage-Net Funded Debt plus Pension /Pro Forma Adj. EBITDA			**1.9**		**2.5**

1 - 2014 year end single employer pension obligation determined in accordance with U.S. GAAP.
2 - A reconciliation of Pro Forma Adjusted EBITDA to the most directly comparable US GAAP financial measure is included in the Company's Current Report on Form 8-K filed with the SEC on March 4, 2015.
3 - The acquisition adjustment to Pro Forma Adjusted EBITDA reflects expected full year synergies and estimated EBITDA associated with assets and liabilities acquired. Net cash provided by operating activities will be reduced by implementation costs and estimated minimum pension funding contributions.

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